Exhibit 99.2
NxStage Medical Q1'08 Earnings Conference Call May 12, 2008

2 Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of NxStage Medical, Inc. (or "NxStage" or "the Company") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained herein. When used herein, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of NxStage to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year-ended December 31, 2007 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2008. Except to the extent required by applicable securities laws, NxStage is not under any obligation to (and expressly disclaims any such obligation to) update its forward- looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

3 The New NxStage: 6 Months Post Medisystems Acquisition Agenda Q1'08 Results Review of Three Markets and Outlook Vision for 2011

4 Medisystems integration going well Strong revenue performance Gross margin improvement on track Distribution costs improving ahead of plan Home patient growth still unpredictable Solid financial performance in Q1 Q1'08 Results

Non-GAAP Disclosure 5 During this call we will be referring to non- GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in our press release announcing our financial results for the first quarter of 2008. This release, as well as our SEC filings, are available in the Investor Information section of our website, www.nxstage.com.

6 Reporting Going Forward Two segments System One Segment = NxStage pre Medisystems In-center Segment = Medisystems Three markets System One Segment Home Critical Care In-center Segment Medisystems Adjusted EBITDA Valuable to understanding our business performance

7 Q1'08 Financial Results Actual Guidance Revenue $31 MM $29-31 MM Net Loss $(13.9) MM $(14-16) MM Total Patients 2481 2523-2598 Net New Patients 258 300-375 Total Centers 355 354-364 New Centers 21 20-30 Adjusted EBITDA* $(8.3) MM *Adjusted EBITDA is defined as EBITDA adjusted for stock based compensation and deferred revenue recognized.

8 Q1'08 Encouraging Cost Progress Q1 '07 Q1 '08 Gross Margin -18% 13% NxStage Product Distribution 28% 21% Adjusted EBITDA $(10.7)MM $(8.3)MM All Tracking at or Ahead of Plan

9 Year End Guidance FY '08 Revenue $130 - $135 MM Net Loss $(52) - $(56) MM Adjusted EBITDA $(28) - $(31) MM Home Patients 3100 - 3500

10 NxStage: 3 Complementary Markets Delivers expected financial results Provides necessary flexibility Three growth opportunities - less dependent on any one market Cash required relatively insensitive to growth rate Clear growth opportunities for each market New products New markets

11 $1.6 B Direct Market Opportunity* In-Center Home Critical Care Total Annual US Potential Market* $500 MM $1 B $100 MM Key Growth Strategy New Products Market Expansion Market Conversion 2007 Sales $58 MM $30 MM $14 MM 2007 to 2011 Growth Target 2X 4-6X 2-3X International Is in Our Plans...Not Yet in Our Numbers *Based on NxStage estimates of total annual US potential market size. Numbers are not indicative of NxStage's share of the estimated market.

12 Competitive scale and infrastructure Longstanding reputation for high quality Significant product market share Potential to unlock more value In-Center - Medisystems

13 Growth from proprietary product pipeline Streamline Buttonhole Other products in development NxStage customer relationships Better positioned to communicate MDS product value Clinical Advantages Cost Savings Differentiated products improve performance 2007 to 2011 growth target - 2X In-Center: Future

14 Market opportunity validation 19 geographies > 5% penetration 4 geographies 10 - 17% penetration Solid equipment reliability Pureflow More water treatment locations than anyone COGS reduction projects on track Reducing manufacturing cost Collaboration with vendors Lower cost material sources Home: Accomplishments

15 Home: Expanding the Market Develop large successful programs Grow clinical evidence Strong independent data validates Home Hemodialysis NxStage survival data FREEDOM interim analysis - QOL Improve reimbursement Medicare - reduce burden and improve predictability Training reimbursement needs to align with costs Evolve the product Facilitate compliance to new Conditions of Coverage Nocturnal indication 2007 to 2011 growth target - 4-6X

16 Estimated 25% of installed machines in US 31% YOY increase in machine placements 7 of top 10 US hospital systems already users Evaluation success rate >80% Competitive advantages Simplicity of use for nursing staff Very strong cost position from our scale Critical Care: Hidden Asset

17 Critical Care Future Market conversion opportunity Product evolution Product line expansion 2007 to 2011 growth target - 2-3X

18 Innovative Technology Market Experience Clinical Value Delivering Solid Financial Performance in Three Markets NxStage 2011